Exhibit 99.1

Investor Presentation June 2017

Safe Harbor Statement Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements, which are based on management's current expectations, estimates and projections and are not guarantees of future performance. Forward looking statements include statements regarding the Company’s real estate, merchandise, marketing and distribution strategies, projected economics for relocated stores, outlook for sales and gross margin, anticipated capital investments and liquidity. Reference is hereby made to the Company's filings with the Securities and Exchange Commission, including, but not limited to, "Cautionary Statement Regarding Forward-Looking Statements" and "Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our failure to identify and respond to changes in consumer trends and preferences; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations, or increased costs in the operation of our distribution center facilities; loss or departure of one or more members of our senior management or other key management employees; increased or new competition; our ability to successfully execute our strategy of opening new stores and relocating and expanding existing stores; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality employees in appropriate numbers, including key employees and management; seasonal and quarterly fluctuations; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing, and new government regulations; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, weather, natural disasters and other events; and our ability to manage the negative effects of inventory shrinkage. The Company's filings with the SEC are available at the SEC's web site at www.sec.gov. The forward-looking statements made in this presentation relate only to events as of the date on which the statements were made. Except as may be required by law, the Company disclaims obligations to update its forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements. 2

Tuesday Morning: Who We Were • Founded in 1974 as a “pop up” store in Dallas, Texas • Original concept was event driven with warehouse sales conducted 4x per year • Small assortment of first quality, closeout merchandise sold at a 50% to 80% discount • Concept evolved to being open year round • Store footprint grew rapidly, to a peak of 861 with a real estate strategy that was focused on inexpensive, short term locations in C/D shopping centers • Merchandise assortment expanded to include non-core categories, including apparel • Post late 1990’s leveraged buyout, the Company underinvested in supply chain and IT infrastructure for over a decade 3

Tuesday Morning: Who We Are • Off-price retailer offering upscale, name brand merchandise at compelling price points • Deal driven merchandise assortment, opportunistically sourced from multiple channels including close outs, contracted surplus production capacity and direct production • Merchandise is focused on home furnishings, housewares, gifts, and toys • 724 stores in 40 states • Highly experienced management team bringing a fresh and diversified retail perspective • Repositioning began in FY2013 with a focus on real estate, merchandise, marketing, and distribution strategies • Strong store repositioning economics with targeted payback of approximately two years • Compelling market position in better/best off price retail sector 4

Tuesday Morning: Where We Are Located

724 stores in 40 states as of 3/31/17


WA (14)
OR (13)
CA (57)
NV (6)
ID (5)
MT (0)
WY (0)
UT (6)
AZ (21)
CO (20)
NM (7)
ND (1)
SD (1)
NE (4)
KS (9)
OK (12)
TX (108)
MN (9)
IA (5)
MO (18)
AR (12)
LA (18)
WI (7)
IL (15)
MI (9)
IN (14)
OH (23)
KY (13)
TN (22)
MS (14)
AL (23)
GA (33)
FL (62)
SC (20)
NC (27)
VA (34)
WV (0)
PA (20)
NY (11)
VT (0)
NH (0)
ME (0)
MA (2)
RI (0)
CT (0)
NJ (11)
DE (3)
MD (15)

Tuesday Morning

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Unique High-End Merchandise Assortment Merchandise Sales Contribution as of 3/31/17 • Curated merchandise assortment • Better/best national and specialty store brands Home Décor 29% Housewares 28% • Product offering unique from our competition Seasonal 15% Textiles 28% • Store environment provides a ‘Treasure Hunt’ experience that our customer desires • Compelling value proposition • Strong vendor partnerships positioning us favorably in the close out market 6

Highly Experienced Management Team

Name	Title	Retail Experience	Tuesday Morning Experience	Prior Experience
Steven R. Becker	Chief Executive Officer	6+ Years	4+ Years	Value creator with extensive public company board experience
Stacie Shirley	Executive Vice President, Chief Financial Officer and Treasurer	24+ Years	1+ Years	Neiman Marcus, CompUSA
Phillip Hixon	Executive Vice President, Store Operations	40+ Years	3+ Years	Michaels, petco, merchco
Belinda Byrd	Senior Vice President, General Merchandising Manager	20+ Years	2 Years	sears, HSN, Shopko
Trent Taylor	Senior Vice President, Chief Information Officer, Planning & Allocation	28+ Years	1+ Years	hhgregg, Walgreens
Catherine Davis	Senior Vice President, Marketing	28+ Year	<1 Year	Neiman Marcus lastcall, Harold's, The Container Store
Douglas B. Sullivan	Senior Vice President, Real Estate	35+ Years	3+ Years	Michaels, Family Dollar
Miki Eilers	Senior Vice President, Supply Chain	15+ Years	<1 Year	Michaels, Toys R Us, McKesson, Staples
Bridgett Zeterberg	Senior Vice President, Human Resources, General Counsel and Corporate Secretary	7+ Years	1 Year	Total Wine & More, Zales, Motel 6

Tuesday Morning
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Strategic Opportunities to Return to Profitable Growth Primary Areas of Strategic Focus Include: • Real Estate Repositioning • Supply Chain Efficiencies and Productivity • Merchandise and Inventory Optimization • Marketing Productivity 8

Real Estate Strategy:Remains #1 Priority • Touched approximately 25% of store base since FY2015 • Focus is on moving from C/D locations to solid B and better shopping centers with favorable co-tenancy and customer demographics New Prototype Original Format 9

Strong co-tenancy drives favorable customer demographics and traffic Tues J'torning

Real Estate Strategy: Development Roadmap FY18 1 FY15 - FY18 1 FY15 FY16 FY17 Relocation & Expansions 52 Relocations 13 Expansions 45 Relocations 10 Expansions 30 relocations 7 Expansions 46 Relocations 7 Expansions 173 Relocations 37 Expansions New Store Growth 5 New Stores 16 New Stores 22 New Stores 15 New Stores 58 New Stores Portfolio Improvement Close 46 Stores Close 34 Stores Close 41 Stores Close 15 Stores Close 136 Stores Total # of Stores Touched 88 Stores 103 Stores 128 Stores 85 Stores 404 Stores Ending Store Count 769 Stores 751 Stores 732 Stores 732 Stores 1 Represents current estimated real estate activity plan in FY18 11

Real Estate Strategy: Relocation Economics Store Size 1 Year 1 Sales 2 Store Contribution Margin 3 Net Investment 4 Payback Period 10K – 12K sq/ft ~$1.6 million ~15% ~$400K ~2 years $1,840 $1,310 $1,270 $1,060 $700 $640 1 Targeted store size is 10K – 12K, but actual results vary based upon real estate opportunities 2 Represents 1) average annual sales volume for the first year post-relocation for stores relocated in calendar 2015 and 2) estimated annual sales volume for the first year post-relocation for stores relocated in calendar 2016 3 Calculated using the estimated store contribution before tax, depreciation and excluding pre-opening costs 4 Includes capital spend net of tenant allowances and net working capital. Amounts are approximations based on an average store size. 12 2,500 Average Store Sales Volume $2,050 $2,060 2,000 $1,920 1,500 $1,160 1,000 $790 $830 500 - FY14 FY15 FY16 LTM Mar17 Top 100 Bottom 100 Total

Supply Chain: Work to Build Efficiencies & Improve Productivity • Prior to 2016, operated one distribution center in Dallas – Dallas DC consists of 5 non-contiguous buildings, creating a very inefficient process due to multiple touches required • Opened new 600K square foot state of the art DC in Q4 FY16 in Phoenix to handle West Coast stores and to support growing sales volume Hired new management • Phoenix, AZ Dallas, TX Distribution Centers Breakbulk Point Pool Points 13

Marketing Productivity: Optimize Spend to Drive Traffic Efficiently Legacy Marketing Program Current Marketing Focus • • • Focused on monthly promotional sales events Majority of ad spend focused on print advertising Hired new marketing leadership Testing more effective media, reducing reliance on print Shifting to year round advertising rather than event focused ad spend Rolling out new branding campaign creating a cohesive and impactful message Executing new data capture program to increase opportunity to reach customers cost effectively • • • • 14

Merchandising/Inventory Management • Merchandising Focus – – Created new General Merchandise Manager role Eliminating non-core businesses that are no longer aligned with our merchandise strategy Increased focus on merchandise in-store presentation to drive higher average ticket Continued testing of markdown cadence opportunities – – • Inventory Management Focus – Created new inventory management leadership role allowing for a more strategic and disciplined focus Implemented new system tools to more easily manage and drive the business Increased attention to financial metrics including GMROI, inventory turn, and weeks of supply – – 15

Balance Sheet / Cash Flow • Line of credit has ample room to support projected investments – – – $180M Asset Backed Facility 5 year facility maturing August 2020 No financial covenants (if specified availability levels are maintained) • Owned real estate provides additional flexibility – – Corporate offices (105K square feet) Dallas Distribution Center (1.2M square feet) • No leverage other than borrowings on ABL • Flexible capital investment plan – FY17 expected capital spend of $37M - $40M 16

Tuesday Morning Future: Long Term Outlook Real Estate Repositioning Sales Supply Chain Efficiencies and Productivity Gross Margin Sales Gross Merchandise and Inventory Optimization Margin Marketing Productivity Sales 17